Dreyfus A Bonds Plus, Inc.
-----------------------------------------------------------------------------

Letter to Shareholders

Dear Shareholder:

  We are pleased to provide you with this report on Dreyfus A Bonds Plus, Inc. for the six-month period ended September 30, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 2.49%.* This compares to a total return of 6.69% for the Merrill Lynch Domestic Master Index during the same period.** Income dividends of $0.430 per share were declared to shareholders. This is equivalent to an annualized distribution rate per share of 5.84%.***

THE ECONOMY

  The risk of global recession loomed large by the end of the reporting period. Since last summer, the international economic crisis has spread from Asia and Russia into Latin America and its effects are evident in the U.S., as witnessed by early signs of a slowing in our domestic economy. Second-quarter gross domestic product grew at an annual rate of 1.8%, well below the 5.5% rate in the first quarter, while the trade deficit has continued to widen, affected by weakening foreign demand and low-priced imports. These developments have heightened a sense of global economic interdependence and have resulted in a shift in emphasis by the Federal Reserve Board whereby fighting inflation has taken a subordinate role to that of maintaining stable U.S. economic growth. As Fed Chairman Alan Greenspan noted in early September: "It is just not credible that the United States can remain an oasis of prosperity unaffected by a world that is experiencing greatly increased stress." On September 29, the Federal Open Market Committee cut interest rates for the first time since January 1996. That quarter-point reduction in the Federal Funds target rate to 5.25% was designed to cushion the adverse effects of the overseas economic crisis on the domestic economy. (The Federal Funds rate is the interest rate that banks charge each other for overnight loans.)

  So far, shock waves from the overseas economic turmoil have been dampened by the continued propensity of U.S. consumers to spend. In the first half of the year, their spending outpaced earned income, an unsustainable phenomenon, yet a telling indicator of the level of consumer optimism. The reasons for such optimism are no surprise. Inflation remains tame, running at an annual rate comfortably below 2%. After-tax income is growing: by the end of the reporting period, wages had increased year-to-year at a 4% annual rate, resulting in strong gains in real income for workers. Finally, and of great economic and psychological importance to consumers, jobs are plentiful; the unemployment rate has been at or near 30-year lows throughout the reporting period and new jobs
have    been    created    at    a    robust    pace.

  While the corporate sector wrestles with the economic implications of global developments, consumers have powered the economy. The consumer sector comprises two-thirds of the activity in the $8-trillion U.S. economy and, with the business sector slowing (corporate profits declined in the second quarter for the first time in nearly a decade) , any significant pullback in household spending could trigger a recession. Up to now, the spillover effect from developments abroad has been largely confined to the manufacturing sector, whose activity has contracted of late due to the falloff in export demand. Aside from this "erosion at the edges," as Chairman Greenspan describes it, layoffs on a broader scale-- a factor that could weaken consumer resolve to spend--so far have not occurred. It is clear that the Fed is concerned about the possibility of worldwide recession. The recent October interest rate reduction was a major step by the Fed toward mitigating the domestic effects of international financial turmoil and a gesture meant to serve notice to the world of the seriousness of its purpose.

MARKET OVERVIEW

  When we last wrote you at the end of March, 1998, the 10-year U.S. Treasury bond was yielding 5.60%. This yield has plummeted to 4.42% as of September 30, 1998. This declining rate environment was brought on by the deteriorating international economic picture mentioned above, as well as declining U.S. equity markets which peaked this summer. As a result, U.S. Treasuries have become the safe haven for both U.S. and international investors at a time when the supply is shrinking due to a federal budget surplus.

The flight to safety has caused yield spreads to Treasuries on both corporates and mortgage-backeds to widen dramatically. In many cases, while Treasury yields were falling and prices rising, corporate and mortgage bond yields were actually rising, with prices declining. This dramatic price divergence has resulted in forced hedge fund and brokerage firm liquidations, which in turn caused further price divergence to occur.

PORTFOLIO FOCUS

  The portfolio was generally positioned with a longer effective duration than its benchmark, the Merrill Lynch Domestic Master Index, during most of the six-month period. Thus the Fund has benefited from the falling interest rate environment. However, the more important factor has been our decision to own corporates and mortgages and relatively few U.S. Treasury securities. This single decision has caused the portfolio to underperform its benchmark, the Merrill Lynch Domestic Master Index, which has approximately 50% in U.S. Treasury and government agency securities. At this time, we believe the portfolio is positioned to benefit from a more stable financial environment where spreads on corporates and mortgages narrow relative to U.S. Treasury securities. We continue to underweight government mortgage-backed securities which, at these rate levels, are vulnerable to increasing prepayment rates on the underlying home mortgages. Instead we own commercial mortgage-backed securities which we think, generally, have much better protection against early prepayments than government mortgage-backeds. Regarding specific corporate names, we have added a position in Sealed Air preferred and sold our position in Bankers Trust.

  As always, we will be monitoring all areas of the fixed-income markets for favorable risk/reward relationships to capitalize on in the Fund. It is both an honor and a pleasure to be managing your investments.

                                  Very    truly    yours,



                                  [Kevin McClintock, signature logo]


                                  Kevin McClintock

                                  Head of Taxable Fixed Income

October 16, 1998

New York, N.Y.

*   Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC.--Unlike the Fund, the Merrill Lynch Domestic Master Index is an unmanaged performance benchmark composed of U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year; Treasury securities in the index must have par amounts outstanding greater than or equal to $1 billion and corporate and generic mortgage-backed securities $100 million per coupon.

*** Distribution rate per share is based upon dividends per share declared from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

Dreyfus A Bonds Plus, Inc.
-----------------------------------------------------------------------------

Statement of Investments                       September 30, 1998 (Unaudited)

                                                                                                  Principal

Bonds and Notes--91.6%                                                                             Amount            Value
-------------------------------------------------------                                         _____________     _____________
                    Airlines--2.4% Continental Airlines,


                                        Pass-Through Ctfs.,

                                        Ser. 97-4A, 6.90%, 2018  . . . . . . . . . . . . .      $  14,000,000     $  14,824,810

                                                                                                                  _____________

                Asset-Backed--4.4%  Bosque Asset,

                                        Asset-Backed Notes,

                                        7.66%, 2002  . . . . . . . . . . . . . . . . . . .          3,719,527 (a)     3,732,314

                                    California Infrastructure and Economic

                                        Development Bank:

                                           Special Purpose Trust PG & E-1,

                                              Rate Reduction Ctfs.,

                                              Ser. 1997-1, Cl. A-6, 6.32%, 2005  . . . . .          5,160,000         5,367,690

                                           Special Purpose Trust SCE-1,

                                              Rate Reduction Ctfs.:

                                              Ser. 1997-1, Cl. A-3, 6.17%, 2003  . . . . .          3,000,000         3,077,715

                                              Ser. 1997-1, Cl. A-5, 6.28%, 2005  . . . . .          5,250,000         5,544,446

                                           Special Purpose Trust SDG & E-1,

                                              Rate Reduction Ctfs.,

                                              Ser. 1997-1, Cl. A-5, 6.19%, 2005  . . . . .          4,300,000         4,419,594

                                    The Money Store Trust,

                                        Asset-Backed Ctfs.,

                                        Ser. 1996-D, Cl. A-16, 7.11%, 2028 . . . . . . . .          4,943,548         5,126,262

                                                                                                                  _____________

                                                                                                                     27,268,021

                                                                                                                  _____________

      Commercial Mortgage

         Pass-Through Ctfs.--23.8%  277 Park Avenue Finance:

                                        Ser. 1997-C1, Cl. A-2, 7.68%, 2007 . . . . . . . .         14,750,000 (a)    16,326,406

                                        Ser. 1997-C1, Cl. B-1, 7.88%, 2007 . . . . . . . .          2,500,000 (a)     2,759,375

                                    BTC Mortgage Investors Trust,

                                        Ser. 1997-S1, Cl. B, 6.445%, 2009  . . . . . . . .         13,000,000 (a)    13,000,000

                                    Chase Mortgage Finance, REMIC:

                                        Ser. 1998-S5, Cl. B3, 6.50%, 2013  . . . . . . . .            630,000 (a)       586,294

                                        Ser. 1998-S5, Cl. B4, 6.50%, 2013  . . . . . . . .            525,000 (a)       415,636

                                    DLJ Mortgage Acceptance:

                                        Ser. 1996-CF2, Cl. A-3, 7.38%, 2021  . . . . . . .          3,000,000 (a)     3,265,312

                                        Ser. 1997-CF1, Cl. A-3, 7.76%, 2007  . . . . . . .          6,600,000 (a)     7,305,375

                                        Ser. 1997-CF2, Cl. B-3, 6.99%, 2009  . . . . . . .          8,500,000 (a)     8,330,000

                                        Ser. 1998-STFA, Cl. B-3, 7.75%, 2000 . . . . . . .          5,550,000 (a,b)   5,527,453

                                    GMAC Commercial Mortgage Securities,

                                        Ser. 1996-C1, Cl. E, 7.86%, 2006 . . . . . . . . .          3,105,000         3,076,861

                                    GS Mortgage Securities II,

                                        Ser. 1998-GL II, Cl. C, 6.965%, 2031 . . . . . . .         10,000,000 (b)    10,421,875

                                    Merrill Lynch Mortgage Investors,

                                        Ser. 1995-C3, Cl. C, 7.342%, 2025  . . . . . . . .          4,980,000 (b)     5,345,059

                                    Morgan Stanley Capital I,

                                        Ser. 1998-XLI, Cl. A3, 6.48%, 2030 . . . . . . . .         10,000,000        10,396,875



Dreyfus A Bonds Plus, Inc.
-----------------------------------------------------------------------------

Statement of Investments (continued)           September 30, 1998 (Unaudited)

                                                                                                  Principal

Bonds and Notes (continued)                                                                        Amount            Value
-------------------------------------------------------                                         _____________     _____________


Commercial Mortgage

    Pass-Through Ctfs. (continued)  Mortgage Capital Funding,

                                        Ser. 1998-MC1, Cl. C, 6.947%, 2008 . . . . . . . .     $    8,190,000    $    8,573,906

                                    Nomura Asset Securities,

                                        Ser. 1998-D6, Cl. A-3, 7.225%, 2028  . . . . . . .         22,000,000 (a,b)  22,199,375

                                    Nomura Depositor Trust ST I,

                                        Ser. 1998 ST 1, Cl. A-3, 6.221%, 2003  . . . . . .          5,000,000 (a,b)   4,915,625

                                    Resolution Trust,

                                        Ser. 1994-C2, Cl. D, 8%, 2025  . . . . . . . . . .          9,885,946        10,325,822

                                    Structured Asset Securities:

                                        Ser. 1996-C3, Cl. B, 7.125%, 2030  . . . . . . . .          7,000,000 (a)     7,163,924

                                        Multiclass Pass-Through Ctfs., REMIC,

                                           Ser. 1996-CFL, Cl. C, 6.525%, 2028  . . . . . .          7,192,927 (a)     7,336,786

                                                                                                                  _____________

                                                                                                                    147,271,959

                                                                                                                  _____________

                      Energy--1.8%  Tosco,

                                        Notes, 7.25%, 2007 . . . . . . . . . . . . . . . .         10,000,000        10,871,790

                                                                                                                  _____________

                   Financial--1.9%  Fuji Finance,

                                        Gtd. Floating Rate Notes, 6.425%, 2049 . . . . . .         21,000,000 (b)    11,550,000

                                                                                                                  _____________

              Food & Tobacco--1.5%  Philip Morris Cos.,

                                        Notes, 6.95%, 2001 . . . . . . . . . . . . . . . .          9,000,000 (c)     9,538,470

                                                                                                                  _____________

                      Foreign--.9%  Province of Quebec,

                                        Deb., 6.50%, 2006  . . . . . . . . . . . . . . . .          5,300,000         5,590,546

                                    Republic of Argentina,

                                        Floating Rate Notes, 6.625%, 2005  . . . . . . . .            237,500 (b)       187,478

                                                                                                                  _____________

                                                                                                                      5,778,024

                                                                                                                  _____________

                  Industrial--3.4%  Rockwell International, Deb.:

                                        6.70%, 2028  . . . . . . . . . . . . . . . . . . .         12,000,000        12,761,136

                                        5.20%, 2098  . . . . . . . . . . . . . . . . . . .         10,000,000         8,076,450

                                                                                                                  _____________

                                                                                                                     20,837,586

                                                                                                                  _____________

                   Insurance--2.6%  American General Institutional Capital B,

                                        Gtd. Capital Securities, Ser. B, 8.125%, 2046  . .         10,000,000 (a)    10,919,450

                                    NAC Re,

                                        Notes, 8%, 1999  . . . . . . . . . . . . . . . . .          5,000,000         5,077,000

                                                                                                                  _____________

                                                                                                                     15,996,450

                                                                                                                  _____________

              Pharmaceutical--2.5%  Bayer,

                                        Notes, 6.65%, 2028 . . . . . . . . . . . . . . . .         16,000,000 (a)    15,844,768

                                                                                                                  _____________

       Publishing-Newspapers--2.4%  A.H. Belo,

                                        Sr. Notes, 6.875%, 2002  . . . . . . . . . . . . .         14,000,000        14,646,856

                                                                                                                  _____________

Real Estate Investment Trusts--2.4% Crescent Real Estate Equities, L.P.,

                                        Notes, 6.625%, 2002  . . . . . . . . . . . . . . .          6,000,000         5,904,390

                                    Tanger Properties, L.P.,

                                        Notes (Gtd. by Tanger Factory Outlet Centers),

                                        7.875%, 2004 . . . . . . . . . . . . . . . . . . .          8,500,000         8,869,852

                                                                                                                  _____________

                                                                                                                     14,774,242

                                                                                                                  _____________



Dreyfus A Bonds Plus, Inc.
-----------------------------------------------------------------------------

Statement of Investments (continued)           September 30, 1998 (Unaudited)

                                                                                                  Principal

Bonds and Notes (continued)                                                                        Amount            Value
-------------------------------------------------------                                         _____________     _____________




Residential Mortgage

          Pass-Through Ctfs.--5.9%  GE Capital Mortgage Services,

                                        REMIC, Ser. 1998-16, Cl. B3, 6.50%, 2013 . . . . .      $   1,122,319 (a)   $ 1,025,160

                                    Norwest Asset Securities:

                                        Ser. 1997-6, Cl. B-1, 7.50%, 2027  . . . . . . . .          7,188,459         7,445,433

                                        Ser. 1997-8, Cl. B-1, 7.50%, 2027  . . . . . . . .          3,933,541         4,073,576

                                        Ser. 1997-10, Cl. B-2, 7.625%, 2027  . . . . . . .          1,954,897         2,095,376

                                        Ser. 1997-15, Cl. B-1, 6.75%, 2012 . . . . . . . .          1,063,771         1,103,444

                                        Ser. 1997-16, Cl. B-1, 6.75%, 2027 . . . . . . . .          2,181,093         2,196,863

                                        Ser. 1997-16, Cl. B-2, 6.75%, 2027 . . . . . . . .            694,344           697,816

                                        Ser. 1997-16, Cl. M, 6.75%, 2027 . . . . . . . . .            894,426           907,154

                                        Ser. 1998-2, Cl. M, 6.50%, 2028  . . . . . . . . .          2,863,971         2,918,422

                                        Ser. 1998-11, Cl. B-2, 6.50%, 2013 . . . . . . . .          1,772,602         1,794,707

                                        Ser. 1998-13, Cl. B-1, 6.25%, 2028 . . . . . . . .          2,997,835         3,094,575

                                        Ser. 1998-13, Cl. B-2, 6.25%, 2028 . . . . . . . .          2,868,157         2,946,373

                                        Ser. 1998-13, Cl. B-6, 6.25%, 2028 . . . . . . . .            375,072 (a)       127,525

                                    Residential Funding Mortgage Securities I,

                                        Ser. 1996-S10, Cl. M3, 7.50%, 2026 . . . . . . . .          5,749,978         6,012,321

                                                                                                                  _____________

                                                                                                                     36,438,745

                                                                                                                  _____________

                   Utilities--3.2%  Cleveland Electric Illuminating,

                                        Ser. A, Secured Notes, 7.19%, 2000 . . . . . . . .          7,000,000         7,210,000

                                    National Rural Utilities Cooperative Finance,

                                        Collateral Trust Bonds, 7.30%, 2006  . . . . . . .          5,000,000         5,586,525

                                    Western Resources,

                                        First Mortgage Bonds, 6.25%, 2003  . . . . . . . .          7,000,000         7,235,760

                                                                                                                  _____________

                                                                                                                     20,032,285

                                                                                                                  _____________

   U.S. Government Agency/

            Mortgage Backed--20.0%  FHA Project Loan Ctfs., Ser. Pool No. 6

                                        (Reilly Mortgage Group), 7.43%, 2022 . . . . . . .          5,864,190         6,360,814

                                    Federal Home Loan Mortgage,

                                        REMIC, Multiclass Mortgage Participation Ctfs.

                                        (Interest Only Obligation):

                                           Ser. 1552, Cl. JD, 7%, 8/15/2023  . . . . . . .         40,418,426 (d)    12,436,750

                                           Ser. 1978, Cl. PH, 7%, 1/15/2024  . . . . . . .          5,878,907 (d)       759,026

                                           Ser. 1995, Cl. PY, 7%, 10/15/2027 . . . . . . .         10,124,292 (d)     4,388,248

                                    Federal National Mortgage Association:

                                        6.88%, 2/1/2028  . . . . . . . . . . . . . . . . .          4,276,921         4,361,989

                                        REMIC Trust, Gtd. Pass-Through Ctfs.:

                                           Ser. 1992-103, Cl. G, 7.50%, 8/25/2018  . . . .            658,901           657,178

                                           Ser. 1996-64, Cl. PM, 7%, 1/18/2012

                                           (Interest Only Obligation)  . . . . . . . . . .          8,035,243 (d)     1,318,824

                                           Ser. 1996-70, Cl. PL, 7%, 2/25/2026
                                           (Interest Only Obligation)  . . . . . . . . . .         15,238,355 (d)     3,218,341

                                           Ser. 1997-24, Cl. IA, 7%, 1/18/2026

                                           (Interest Only Obligation)  . . . . . . . . . .         18,000,000 (d)     7,686,180



Dreyfus A Bonds Plus, Inc.
-----------------------------------------------------------------------------

Statement of Investments (continued)           September 30, 1998 (Unaudited)

                                                                                                  Principal

Bonds and Notes (continued)                                                                        Amount            Value
-------------------------------------------------------                                         _____________     _____________



U.S. Government Agency/

       Mortgage Backed (continued)  Government National Mortgage Association I:

                                        6.475%, 9/1/2033 . . . . . . . . . . . . . . . . .     $    7,800,000    $    7,870,688

                                        7%, 6/15/2008  . . . . . . . . . . . . . . . . . .            116,881           121,411

                                        9.50%, 11/15/2017  . . . . . . . . . . . . . . . .          6,006,054         6,582,215

                                    Construction Loan:

                                        6.70%, 7/15/2001 . . . . . . . . . . . . . . . . .          2,666,635         2,710,794

                                        6.70%, 7/15/2001 . . . . . . . . . . . . . . . . .         12,699,164 (e)    13,092,902

                                        7%, 3/15/2000  . . . . . . . . . . . . . . . . . .          6,127,687         6,338,296

                                        7%, 3/15/2000  . . . . . . . . . . . . . . . . . .          5,671,013 (e)     5,848,941

                                    Project Loan:

                                        6.54%, 7/15/2033 . . . . . . . . . . . . . . . . .          4,450,688         4,620,348

                                        6.55%, 6/15/2033 . . . . . . . . . . . . . . . . .          1,848,242         1,904,263

                                        6.625%, 7/15/2033-9/15/2033  . . . . . . . . . . .         10,249,159        10,682,825

                                        6.75%, 7/1/2033-10/15/2033 . . . . . . . . . . . .          3,956,776         4,114,234

                                        7.50%, 5/15/2037 . . . . . . . . . . . . . . . . .          6,635,517         6,919,584

                                    Government National Mortgage Association,

                                        REMIC Trust, Gtd. Pass-Through Securities,

                                        Ser. 1997-2, Cl. K, 7.50%, 1/20/2024 . . . . . . .         11,259,000        11,690,107

                                                                                                                  _____________

                                                                                                                    123,683,958

                                                                                                                  _____________

            U.S. Government--12.5%  U.S. Treasury Bonds,

                                        5.50%, 8/15/2008 . . . . . . . . . . . . . . . . .         16,000,000        17,311,520

                                    U.S. Treasury Notes:

                                        5.25%, 8/15/2003 . . . . . . . . . . . . . . . . .         49,000,000        50,828,680

                                        6.25%, 1/31/2002 . . . . . . . . . . . . . . . . .          8,500,000         8,984,415

                                                                                                                  _____________

                                                                                                                     77,124,615

                                                                                                                  _____________

                                    TOTAL BONDS AND NOTES

                                        (cost $559,541,390)  . . . . . . . . . . . . . . .                         $566,482,579

                                                                                                                  _____________


Preferred Stocks--.6%                                                                              Shares
-------------------------------------------------------------------------------------------    _______________

                       Containers;  Sealed Air,

                                        Ser. A, Conv., $2.00

                                           (cost $4,915,350) . . . . . . . . . . . . . . .            110,000    $    3,946,250

                                                                                                                  _____________



Dreyfus A Bonds Plus, Inc.
-----------------------------------------------------------------------------

Statement of Investments (continued)           September 30, 1998 (Unaudited)

                                                                                                  Principal

Short-Term Investments--5.6%                                                                        Amount            Value
-------------------------------------------------------                                         _____________     _____________

      U.S. Government Agency--5.2%  Federal Home Loan Banks,

                                        5.40%, 10/1/1998 . . . . . . . . . . . . . . . . .      $  31,994,000     $  31,994,000

                                                                                                                  _____________

          U.S. Treasury Bills--.4%  4.80%, 11/5/1998 . . . . . . . . . . . . . . . . . . .            940,000 (f)       936,353

                                    4.20%, 12/31/1998  . . . . . . . . . . . . . . . . . .            465,000 (f)       459,992

                                    4.22%, 1/7/1999  . . . . . . . . . . . . . . . . . . .          1,240,000 (f)     1,225,591

                                                                                                                  _____________

                                                                                                                      2,621,936

                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $34,615,432) . . . . . . . . . . . . . . . .                        $  34,615,936

                                                                                                                  _____________


TOTAL INVESTMENTS (cost $599,072,172). . . . . . . . . . . . . . . . . . . . . . . . . . .              97.8%      $605,044,765

                                                                                                      _______     _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2.2%     $  13,392,007

                                                                                                      _______     _____________
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $618,436,772

                                                                                                      _______     _____________

Notes to Statements of Investments:
-----------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998 these securities amounted to $130,780,778 or 21.1% of net assets.

(b)  Variable rate security--interest rate subject to periodic change.

(c) Reflects date security can be redeemed at holders' option; the stated maturity is 6/1/2006.

(d)  Notional face amount shown.

(e)  Purchased on a forward commitment basis.

(f) Held by the custodian in a segregated account as collateral for open Financial Futures positions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus A Bonds Plus, Inc.
-----------------------------------------------------------------------------

Statement of Financial Futures                 September 30, 1998 (Unaudited)


                                                                                                                  Unrealized

                                                                             Market Value                        Appreciation

                                                                                Covered                         (Depreciation)

Financial Futures Long                                       Contracts       by Contracts       Expiration        at 9/30/98

_____________________                                      ____________    _______________    ______________    ______________
U.S. Treasury 5 year Notes . . . . . . . . . . . . . . .       993           $114,148,453      December '98         $1,098,078

U.S. Treasury 30 year Bonds. . . . . . . . . . . . . . .       875            115,035,156      December '98          1,661,625

                                                                                                                   ___________

                                                                                                                    $2,759,703

                                                                                                                   ___________


Financial Futures Short

_____________________

Standard & Poor's 500. . . . . . . . . . . . . . . . . .          22         $    5,643,000    December '98        $   245,850

U.S. Treasury 10 year Notes. . . . . . . . . . . . . . .         145             17,608,438    December '98           (681,719)

                                                                                                                   ___________

                                                                                                                   $  (435,869)

                                                                                                                   ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus A Bonds Plus, Inc.
-----------------------------------------------------------------------------

Statement of Assets and Liabilities            September 30, 1998 (Unaudited)

                                                                                                    Cost               Value

                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $599,072,172      $605,044,765

                                 Receivable for investment securities sold . . . . . . . .                           27,523,774

                                 Dividends and interest receivable . . . . . . . . . . . .                            5,391,484

                                 Receivable for futures variation margin--Note 4(a)  . . .                            1,868,359

                                 Receivable for shares of Common Stock subscribed  . . . .                              155,166

                                 Paydowns receivable . . . . . . . . . . . . . . . . . . .                               27,336

                                 Prepaid expenses and other assets . . . . . . . . . . . .                              145,957

                                                                                                                  _____________

                                                                                                                    640,156,841

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              376,043

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                              223,195

                                 Payable for investment securities purchased . . . . . . .                           18,672,868

                                 Payable for shares of Common Stock redeemed . . . . . . .                            2,263,109

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                              184,854

                                                                                                                  _____________

                                                                                                                     21,720,069

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $618,436,772

                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $598,970,446

                                 Accumulated undistributed investment income--net  . . . .                            6,231,659

                                 Accumulated net realized gain (loss) on investments . . .                            4,938,240

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments (including $2,323,834 net unrealized

                                   appreciation on financial futures)--Note 4(b) . . . . .                            8,296,427

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $618,436,772

                                                                                                                  _____________

SHARES OUTSTANDING

(100 MILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORIZED) . . . . . . . . . . . . . .                           42,141,763

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $14.68

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus A Bonds Plus, Inc.
-----------------------------------------------------------------------------

Statement of Operations       Six Months Ended September 30, 1998 (Unaudited)

INVESTMENT INCOME
INCOME:                          Cash dividends  . . . . . . . . . . . . . . . . . . . . .      $     140,343

                                 Interest Income . . . . . . . . . . . . . . . . . . . . .         21,211,174

                                                                                                 ____________

                                    Total Income . . . . . . . . . . . . . . . . . . . . .                          $21,351,517

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .          2,047,432

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            807,120

                                 Prospectus and shareholders' reports  . . . . . . . . . .             54,871

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             45,617

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .             29,158

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .             26,841

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             18,268

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              5,518

                                                                                                 ____________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                            3,034,825

                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           18,316,692

                                                                                                                   ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .      $ (2,480,392)

                                 Net realized gain (loss) on financial futures . . . . . .        (1,131,408)

                                                                                                 ____________

                                    Net Realized Gain (Loss) . . . . . . . . . . . . . . .                           (3,611,800)

                                 Net unrealized appreciation (depreciation) on investments

                                    (including $2,323,834 net unrealized appreciation
                                    on financial futures)  . . . . . . . . . . . . . . . .                              443,454

                                                                                                                   ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                           (3,168,346)

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                          $15,148,346

                                                                                                                   ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus A Bonds Plus, Inc.
-----------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                     Six Months Ended

                                                                                    September 30, 1998        Year Ended

                                                                                        (Unaudited)          March 31, 1998

                                                                                        _____________       _________________

OPERATIONS:
  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  18,316,692           $  36,544,951

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .           (3,611,800)             11,729,977

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .              443,454              19,700,076

                                                                                        _____________           _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . .           15,148,346              67,975,004

                                                                                        _____________           _____________

NET EQUALIZATION CREDITS (DEBITS)--Note 1(e) . . . . . . . . . . . . . . . . . .              (342,606)               330,950

                                                                                        _____________           _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (18,407,433)            (36,337,978)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . .             ----               -  (6,661,447)

                                                                                        _____________           _____________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (18,407,433)            (42,999,425)

                                                                                        _____________           _____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .          143,937,862             306,802,891

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           16,162,548              37,642,192

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .         (186,433,801)           (292,960,035)

                                                                                        _____________           _____________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . .          (26,333,391)             51,485,048

                                                                                        _____________           _____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . .          (29,935,084)             76,791,577

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          648,371,856             571,580,279

                                                                                        _____________           _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $618,436,772            $648,371,856

                                                                                        _____________           _____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . .       $    6,231,659          $    6,665,006

                                                                                        _____________           _____________

                                                                                           Shares                  Shares

                                                                                        _____________           _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            9,829,425              21,161,431

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .            1,103,064               2,609,422

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (12,749,109)            (20,252,009)

                                                                                        _____________           _____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . .           (1,816,620)              3,518,844

                                                                                        _____________           _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus A Bonds Plus, Inc.
-----------------------------------------------------------------------------

Financial Highlights

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                    Six Months Ended

                                                   September 30, 1998                       Year Ended March 31,

                                                                            ________________________________________________

PER SHARE DATA:                                        (Unaudited)        1998        1997       1996        1995       1994

                                                       ___________        ______      ______      ______     ______      ______
   Net asset value, beginning of period  . . .            $14.75          $14.13      $14.47      $13.75     $14.38      $15.43

                                                          ______          ______      ______      ______     ______      ______

   Investment Operations:

   Investment income--net  . . . . . . . . . .               .43             .89         .88         .92        .94         .98

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . .              (.07)            .79        (.34)        .73       (.56)       (.46)

                                                          ______          ______      ______      ______     ______      ______

   Total from Investment Operations  . . . . .               .36            1.68         .54        1.65        .38         .52

                                                          ______          ______      ______      ______     ______      ______

   Distributions:

   Dividends from investment income--net . . .              (.43)           (.89)       (.88)       (.93)      (.94)       (.99)

   Dividends from net realized gain
       on investments  . . . . . . . . . . . .                --            (.17)         --          --       (.07)       (.58)

                                                          ______          ______      ______      ______     ______      ______

   Total Distributions . . . . . . . . . . . .              (.43)          (1.06)       (.88)       (.93)     (1.01)      (1.57)

                                                          ______          ______      ______      ______     ______      ______

   Net asset value, end of period  . . . . . .            $14.68          $14.75      $14.13      $14.47     $13.75      $14.38

                                                          ______          ______      ______      ______     ______      ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . .              4.97%(1)       12.20%       3.88%      12.12%      3.01%       3.09%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . .               .96%(1)         .95%        .96%        .93%       .99%        .90%

   Ratio of net investment income

       to average net assets . . . . . . . . .              5.82%(1)        6.07%       6.12%       6.32%      6.89%       6.30%

   Portfolio Turnover Rate . . . . . . . . . .            103.00%(2)      374.30%     415.69%     165.50%    172.60%      93.67%

   Net Assets, end of period (000's Omitted) . .         $618,437        $648,372    $571,580    $598,551   $539,140    $593,615
-----------------------------

(1)  Annualized.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus A Bonds Plus, Inc.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus A Bonds Plus, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended ("Act") as a diversified open-end management investment company. The Fund'sinvestment objective is to provide investors with the maximum amount of currentincome to the extent consistent with the preservation of capital and themaintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as theFund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank,N.A. (" Mellon" ). Premier Mutual Fund Services, Inc. is the distributor of theFund's shares, which are sold to the public without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  On September 30, 1998, the Board of Directors declared a cash dividend of $.071 per share from undistributed investment income-net, payable on October 1, 1998 (ex-dividend date), to shareholders of record as of the close of business on September 30, 1998.

(D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus A Bonds Plus, Inc.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

  (E) EQUALIZATION: The Fund follows the accounting practice known as " equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of Fund shares (equivalent, on a per share basis, to the amount of distributable investment income--net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by Fund shares issued or redeemed.

NOTE 2--BANK LINE OF CREDIT:

  The Fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended September 30, 1998, the Fund did not borrow under their line of credit.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 1 1/2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear, the amount of such excess expenses. There was no expense reimbursement for the period ended September 30, 1998.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1998, the Fund was charged $358,079 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1998, the Fund was charged $121,742 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended September 30, 1998, the Fund was charged $29,158 pursuant to the custody agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus A Bonds Plus, Inc.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 1998, amounted to $624,365,350 and $649,765,944, respectively.

  The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the closing of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 1998, are set forth in the Statement of Financial Futures.

  (B) At September 30, 1998, accumulated net unrealized appreciation on investments and financial futures was $8,296,427, consisting of $21,229,635 gross unrealized appreciation and $12,933,208 gross unrealized depreciation.

At September 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus lion "d" logo                                   (reg.tm)

Dreyfus logo                                   (reg.tm)


DREYFUS A BONDS PLUS, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                              084SA989

A Bonds Plus

Semi-Annual

Report

September 30, 1998